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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of ITEQ, Inc. on Form S-8 (File No. 333-09051, 33-68516, 33-68518, 33-68636 and
333-50187) and the Registration Statement of ITEQ, Inc. on Form S-3 (File No. 333-39367 and 333-58611) of our report dated December 6, 1996, on our audit of the consolidated financial statements of Astrotech International Corporation and subsidiaries for the year ended September 30, 1996.

PricewaterhouseCoopers LLP


Pittsburgh, Pennsylvania
March 22, 1999